                                                                    Exhibit 99.1

NuCO2 Inc.
2800 SE Market Place, Stuart, Florida  34997
www.nuco2.com
email:  investor_relations@nuco2.com
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FOR IMMEDIATE RELEASE                 CONTACTS: MICHAEL E. DEDOMENICO
                                                CHAIRMAN AND CEO
                                                ROBERT R. GALVIN
                                                CFO AND EXECUTIVE VICE PRESIDENT
                                                (772) 221-1754

                    NUCO2 INC. COMMENTS ON EFFECTS OF KATRINA

STUART,  FLORIDA,  September 13, 2005 - NuCO2 Inc.  (NASDAQ:  NUCO), the largest supplier in the U.S. of bulk CO2 systems and services for  carbonating  fountain beverages, said today that Hurricane Katrina is expected to impact the Company's
fiscal  2006  EBITDA  (earnings  before   interest,   taxes,   depreciation  and
amortization) by approximately $1,000,000, due to a combination of temporary and full year revenue and cost impacts as well as  impairment  of assets.  More than one-half of this amount is expected to be non-recurring. The Company also stated
that it is too soon to determine  what  amounts it will  recover from  insurance programs.

            NuCO2  said that the recent  storm had  closed a number of  customer accounts  temporarily,  but that others in the area where the storm's impact was severest were  expected to be impacted for a longer period of time.  The Company
serves   approximately   100,000  customers  nationwide  and  it  believes  that
approximately  1,000  customers  are  directly  affected by the  hurricane.  The
Company's  distribution facility in New Orleans was forced to temporarily close, with some non-recoverable equipment loss. Operations were immediately shifted to
Baton Rouge,  LA. Other gulf area  facilities  have been  reopened  with minimum damage.

ABOUT NUCO2

            NuCO2 Inc.  is the leading  and only  national  provider of bulk CO2 products  and  services to the U.S.  fountain  beverage  industry.  With service locations  within reach of virtually all of the fountain  beverage  users in the
Continental U.S., NuCO2's experienced professionals comprise the largest network of sales and support  specialists in the industry  serving  national  restaurant chains,  convenience stores, theme parks and sports and entertainment complexes, among  others.  NuCO2's  revenues  are largely  derived  from the  installation, maintenance  and rental of bulk CO2 systems and delivery of beverage  grade CO2, which are  increasingly  replacing high pressure CO2, until now the  traditional method for carbonating  fountain  beverages.  The technology  offers  consistent quality,  greater  ease of  operation,  and  heightened  efficiency  and  safety utilizing  permanently installed on-site cryogenic storage tanks. NuCO2 provides systems and services  that allow its  customers to spend more time serving their customers. Visit the Company's website at www.nuco2.com.

STATEMENTS  CONTAINED IN THIS PRESS RELEASE  CONCERNING  THE COMPANY'S  OUTLOOK,
COMPETITIVE  POSITION AND OTHER  STATEMENTS OF MANAGEMENT'S  BELIEFS,  GOALS AND
EXPECTATIONS ARE "FORWARD-LOOKING  STATEMENTS" WITHIN THE MEANING OF SECTION 27A
OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES  EXCHANGE ACT OF
1934, AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS
TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY THE STATEMENTS.  WITH
RESPECT  TO SUCH  FORWARD-LOOKING  STATEMENTS,  WE CLAIM  PROTECTION  UNDER  THE
PRIVATE SECURITIES  LITIGATION REFORM ACT OF 1995. THESE RISKS AND UNCERTAINTIES
INCLUDE, BUT ARE NOT LIMITED TO, THE ABILITY OF THE COMPANY TO ADD NEW ACCOUNTS,
COMPETITION  AND  FUTURE  OPERATING  PERFORMANCE.   THE  COMPANY  DISCLAIMS  ANY
OBLIGATION TO UPDATE ANY  FORWARD-LOOKING  STATEMENT AS A RESULT OF DEVELOPMENTS
OCCURRING AFTER THE DATE OF THIS PRESS RELEASE.

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